UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2004

GXS Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-106143	35-2181508
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Edison Park Drive, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-340-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2004, GXS Corporation (the "Company") entered into a Fifth Amendment to Loan and Security Agreement dated as of March 21, 2003 (the "Agreement") by and among the Company, GXS Holdings, Inc., the financial institutions party thereto and Wells Fargo Foothill, Inc.

The Fifth Amendment modified the scope of permitted investments and permitted intercompany indebtedness in order to allow adjustments to the valuation of certain of the Company’s foreign subsidiaries in line with local accounting regulations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXS Corporation

December 30, 2004	By:	/s/ Bruce E. Hunter

Name: Bruce E. Hunter
Title: Senior Vice President, General Counsel and Secretary